Exhibit 10.2(b)

                      FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT


             This First Amendment to Stockholders Agreement, dated as of January 13, 1997 (this "Amendment"), among SMURFIT INTERNATIONAL B.V., a corporation organized under the laws of The Netherlands ("SIBV"), THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P., a Delaware limited partnership ("MSLEF II"), JEFFERSON SMURFIT CORPORATION (formerly known as "SIBV/MS HOLDINGS, INC."), a
Delaware corporation (the "Company") and the other parties identified on the signature pages hereto.
             WHEREAS, the parties to this Amendment are parties to that certain Stockholders Agreement dated as of May 3, 1994 ("Stockholders Agreement");
             WHEREAS, the parties hereto desire to amend the Stockholders Agreement as hereinafter set forth;
             NOW, THEREFORE, for good and valuable consideration the parties hereto agree as follows:
             1. Section 1.1 of the Stockholders Agreement is hereby amended as follows:
             (a) The definition of "CCA" shall be deleted in its entirety;

             (b)    The following definitions are hereby added:

                    "JSCE" shall mean JSCE, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Company.

                    "JSC" shall mean Jefferson Smurfit Corporation (U.S.), a Delaware corporation, which is a wholly-owned subsidiary of JSCE.

             2. The Stockholders Agreement is hereby amended to substitute "JSCE" for "CCA" wherever it appears in the Stockholders Agreement.
             3. Section 2.2(a) of the Stockholders Agreement through clause (4) thereof is hereby amended to read in its entirety as follows:
             "2.2   Election of Directors.
             (a) From and after the Closing Date, each Investor shall vote all shares of Common Stock subject to this Agreement which it owns and all shares of Common Stock subject to this Agreement as to which it has the right to exercise sole voting power, at any regular or special meeting of the stockholders called for the purpose of filling positions on the Board of Directors of the
Company, and shall take all actions necessary and within their control, to ensure the election to the Board of Directors of the
Company of the following ten individuals (and no greater number unless SIBV, MSLEF II and the Company agree otherwise):
                    (1)   In the event that (A) (x) the MS Holders
       collectively own more than 10% of the outstanding Common Stock or SIBV owns less than 25% of the outstanding Common Stock and
       (y) MSLEF II, MSLEF II, Inc., Equity Investors and Equity Investors, Inc., and any Affiliate of any of the foregoing, shall not have collectively received, without duplication, at least $320 million in cash or in Value of Other Property (as such terms are defined below), including for purposes of this provision amounts received by partners of MSLEF II or Equity Investors by reason of Partnership Distributions (as defined below) whether or not such partners are MS Holders, or a combination thereof (the "Initial Return"), either as dividends or as a result of sales of shares of Common Stock subject to this Agreement or Partnership Distributions by
       MSLEF II or Equity Investors ("Tier 1") or (B) (x) the MS
       Holders collectively own 30% or more of the outstanding Common Stock or shall, regardless of MSLEF II's ownership percentage, collectively own a greater number of voting shares than SIBV and (y) the MS Holders shall have collectively received the Initial Return ("Tier 2"): (i) five individuals selected by
       SIBV (the "SIBV Nominees"), one of whom shall be the Chief Executive Officer of the Company and one of whom shall not be affiliated with SIBV, the Company, JSC or JSCE in accordance with, and as defined by, the rules of the New York Stock Exchange, Inc. (a "SIBV Unaffiliated Director"), such SIBV Unaffiliated Director to be reasonably acceptable to MSLEF II; and (ii) five individuals selected by MSLEF II (the "MSLEF II Nominees" and collectively with the SIBV Nominees, the "Nominees"), one of whom shall not be affiliated with MSLEF
       II, the Company, JSC or JSCE in accordance with, and as
       defined by, the rules of the New York Stock Exchange, Inc. (a "MSLEF II Unaffiliated Director"), such MSLEF II Unaffiliated Director to be reasonably acceptable to SIBV;
                    (2)   In the event that (x) the MS Holders
       collectively own 20% or more and less than 30% of the
       outstanding Common Stock and (y) the MS Holders shall have collectively received the Initial Return ("Tier 3"): (i) five SIBV Nominees, one of whom shall be the Chief Executive
       Officer of the Company and (ii) five MSLEF II Nominees, two of whom shall be MSLEF II Unaffiliated Directors reasonably acceptable to SIBV;
                    (3)   In the event that (x) the MS Holders
       collectively own 7 1/2% or more and less than 20% of the outstanding Common Stock and (y) the MS Holders shall have collectively received the Initial Return ("Tier 4"): (i) five SIBV Nominees, one of whom shall be the Chief Executive
       Officer of the Company, and (ii) five MSLEF II Nominees, two of whom shall be MSLEF II Unaffiliated Directors reasonably acceptable to SIBV; and
                    (4)   In the event that (x) the MS Holders
       collectively own 6% or more and less than 7 1/2% of the outstanding Common Stock and (y) the MS Holders shall have collectively received the Initial Return ("Tier 5"): (i) five SIBV Nominees, one of whom shall be the Chief Executive
       Officer of the Company, (ii) two MSLEF II Nominees (who need not be MSLEF II Unaffiliated Directors), and (iii) three
       persons (not affiliated with SIBV or MSLEF II in accordance with, and as defined by, the rules of the New York Stock Exchange, Inc.) nominated by the Board of Directors of the Company, each of whom shall be reasonably acceptable to MSLEF
       II and SIBV."
             The last two paragraphs of Section 2.2(a) of the Stockholders Agreement are not amended by this Amendment.
             4. Section 2.2(g) of the Stockholders Agreement is hereby amended to read in its entirety as follows:
             "(g)   The initial six directors of the Company, and their
respective classes, are set forth on Schedule II attached hereto.
As soon as practicable after the Closing, but in any event within six months thereafter, SIBV shall designate the SIBV Unaffiliated Director and MSLEF II shall designate the MSLEF II Unaffiliated
Director and the Investors shall use their best efforts to cause their respective Nominees on the Company's Board of Directors to appoint such designees to such board. The two directors of the Company to be nominated after execution of the First Amendment to the Stockholders Agreement increasing the total number of directors from eight to ten shall become Class III directors."

             5. The addresses set forth in Section 8.2 of the Stockholders Agreement for MSLEF II, Equity Investors, MSLEF II,
Inc., Equity Investors, Inc. and the Company, JSC or JSCE is hereby amended as follows:
             If to MSLEF II,
             Equity Investors,
             MSLEF II, Inc. or
             Equity Investors,
             Inc.
                                     c/o  Morgan Stanley & Co. Incorporated
                                          1251 Avenue of the Americas
                                          New York, New York 10020
                                          Attention:_______________________
             If to the Company,
             JSC or JSCE
c/o    Jefferson Smurfit Corporation
       Jefferson Smurfit Centre
       8182 Maryland Avenue
       St. Louis, Missouri 63105
Attention: Richard W. Graham,
            President and Chief Executive
            Officer
             6. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
             7. Full Force and Effect. Except as specifically amended by this Amendment all other terms and provisions of the Stockholders Agreement shall remain in full force and effect.
             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
                                       SMURFIT INTERNATIONAL B.V.

                                       By:    Rokin Corporate Services B.V.
                                              (Managing Director)

                                       By:_______________________________ and
                                       Name:
                                       Title:

                                       By:____________________________________
                                       Name:
                                       Title:

                                       THE MORGAN STANLEY LEVERAGED
                                        EQUITY FUND, II, L.P.

                                       By:    Morgan Stanley Leveraged
                                              Equity Fund II, Inc.
                                              (General Partner)

                                       By:____________________________________
                                       Name:
                                       Title:

                                       SIBV/MS EQUITY INVESTORS, L.P.

                                       By: Morgan Stanley Equity Investors,Inc.
                                              (General Partner)

                                       By:____________________________________
                                       Name:
                                       Title:

                                       MORGAN STANLEY LEVERAGED
                                       EQUITY FUND II, INC.

                                       By:____________________________________
                                       Name:
                                       Title:

                                       MORGAN STANLEY EQUITY
                                       INVESTORS, INC.

                                       By:____________________________________
                                       Name:
                                       Title:

                                       FIRST PLAZA GROUP TRUST

                                       By:   Mellon Bank, N.A., as trustee (as
                                             directed by General Motors
                                             Investment Management
                                             Corporation)

                                       By:____________________________________
                                       Name:
                                       Title:
                                       LEEWAY & CO.

                                       By:____________________________________
                                       Name:
                                       Title:

                                       JEFFERSON SMURFIT CORPORATION

                                       By:____________________________________
                                       Name:
                                       Title:

                                       JEFFERSON SMURFIT CORPORATION (U.S.)

                                       By:____________________________________
                                       Name:
                                       Title:

                                       JSCE, INC.

                                       By:____________________________________
                                       Name:
                                       Title: